John Hancock Trust
Supplement dated September 24, 2010
to the Prospectus dated May 3, 2010
All Cap Value Trust
Appendix A (Schedule of Management Fees) is amended to reflect the following advisory fee reductions:

Fund	APR and Advisory Fee Breakpoint
All Cap Value Trust	0.800% first $500 million of Aggregated Net Assets*; and 0.750% excess over $500 million of Aggregate Net Assets*

*The Annual Percentage Rates (APRs) shown above are applied to “Aggregate Net Assets” which include the net assets of this fund and All Cap Value Fund, a series of John Hancock Funds II.
Fund Reorganizations
On March 19, 2010, the Board of Trustees of John Hancock Trust (“JHT”) approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of each Acquired Trust listed below into the High Yield Trust (the “Acquiring Trust”). On June 28, 2010 the shareholders of each Acquired Trust approved the reorganization. Under the Plan, the officers of JHT are authorized to determine the exact date of each reorganization and have set the following dates:

U.S. High Yield Bond Trust -	Friday, November 5, 2010
High Income Trust -	Friday, April 29, 2011
In each reorganization, the Acquiring Trust will acquire all the assets, subject to all the liabilities, of the applicable Acquired Trust in exchange for shares of the Acquiring Trust, and shareholders of the applicable Acquired Trust will receive shares of the Acquiring Trust in exchange for their shares of the applicable Acquired Trust.

Acquired Trust		Acquiring Trust
High Income Trust	into	High Yield Trust
U.S. High Yield Bond Trust	into	High Yield Trust